- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------




                           FIRST DEPOSIT NATIONAL BANK
                              Seller and Servicer,

                             PROVIDIAN NATIONAL BANK
                                     Seller,

                                       and

                             BANKERS TRUST COMPANY,
                                     Trustee

                       on behalf of the Certificateholders
                      _____________________________________

                            SERIES 1996-1 SUPPLEMENT

                            Dated as of June 1, 1996

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1993
                      _____________________________________

                           FIRST DEPOSIT MASTER TRUST

                                  SERIES 1996-1




- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE I

                   CREATION OF THE SERIES 1996-1 CERTIFICATES

Section 1.01   Designation . . . . . . . . . . . . . . . . . . . . . .      1

                                   ARTICLE II

                                   DEFINITIONS

Section 2.01   Definitions . . . . . . . . . . . . . . . . . . . . . .      2

                                   ARTICLE III

                                    SERVICER

Section 3.01   Servicing Compensation. . . . . . . . . . . . . . . . .     19

                                   ARTICLE IV

                   RIGHTS OF SERIES 1996-1 CERTIFICATEHOLDERS;
                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.01   Collection and Allocations. . . . . . . . . . . . . . .     20
Section 4.02   Determination of Monthly Interest . . . . . . . . . . .     20
Section 4.03   Determination of Senior Monthly
                  Principal and Collateral Monthly
                  Principal; Principal Funding
                  Account; Accumulation Period . . . . . . . . . . . .     21
Section 4.04   Required Amount . . . . . . . . . . . . . . . . . . . .     24
Section 4.05   Application of Available Finance
                  Charge Collection and Available
                  Principal Collections. . . . . . . . . . . . . . . .     24
Section 4.06   Defaulted Amounts;   Charge-Offs. . . . . . . . . . . .     27
Section 4.07   Additional Finance Charges. . . . . . . . . . . . . . .     28
Section 4.08   Shared Principal Collections. . . . . . . . . . . . . .     29
Section 4.09   Reserve Account . . . . . . . . . . . . . . . . . . . .     29
Section 4.10   Prefunding Account. . . . . . . . . . . . . . . . . . .     32
Section 4.11   Interest Rate Protection Agreements.. . . . . . . . . .     35

                                    ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                       SERIES 1996 - 1 CERTIFICATEHOLDERS

Section 5.01   Distributions.. . . . . . . . . . . . . . . . . . . . .     36
Section 5.02   Reports and Statements. . . . . . . . . . . . . . . . .     37

                                   ARTICLE VI

                                 PAY OUT EVENTS

Section 6.01   Additional Pay Out Event. . . . . . . . . . . . . . . .     38

                                   ARTICLE VII

                    OPTIONAL REPURCHASE;   SERIES TERMINATION

Section 7.01   Optional Repurchase . . . . . . . . . . . . . . . . . .     38
Section 7.02   Series Termination. . . . . . . . . . . . . . . . . . .     39

                                  ARTICLE VIII

                               FINAL DISTRIBUTIONS

Section 8.01   Sale of Receivables or Certificateholders'
                  Interest Pursuant to Section 2.06 or
                  10.01 of the Agreement . . . . . . . . . . . . . . .     40
Section 8.02   Distribution of Proceeds of Sale,
                  Disposition of Liquidation of
                  the Receivables Pursuant to
                  Section 9.02 of the Agreement. . . . . . . . . . . .     42

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

Section 9.01   Ratification of Agreement . . . . . . . . . . . . . . .     44
Section 9.02   Counterparts. . . . . . . . . . . . . . . . . . . . . .     44
Section 9.03   Governing Law.. . . . . . . . . . . . . . . . . . . . .     44
Section 9.04   Series Enhancer Notices.. . . . . . . . . . . . . . . .     44

Section 9.05   Determination of Material Adverse
                  Effect . . . . . . . . . . . . . . . . . . . . . . .     44
Section 9.06   Amendment to Reflect Swap . . . . . . . . . . . . . . .     44
Section 9.07   Other Amendments. . . . . . . . . . . . . . . . . . . .     45

                                    EXHIBITS

Exhibit A      Form of Senior Certificate
Exhibit B      Form of Monthly Payment
                  Instructions and Notifications to the
                  Trustee
Exhibit C         Form of Monthly Statement
Exhibit D         Form of Servicer's Certificate

                                    SCHEDULES

Schedule 1     Designated Dealers

                    SERIES 1996-1 SUPPLEMENT dated as of June 1, 1996 (the
               "Supplement"), among FIRST DEPOSIT NATIONAL BANK, a national banking association, Seller and Servicer; PROVIDIAN NATIONAL BANK (formerly known as FIRST DEPOSIT NATIONAL CREDIT CARD BANK), a national banking association, Seller; and BANKERS TRUST COMPANY, a New York banking corporation, Trustee.


          Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented by each amendment or supplement thereto, other than amendments and supplements that apply only to other Series of Investor Certificates issued thereunder, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created First Deposit Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   CREATION OF THE SERIES 1996-1 CERTIFICATES

          Section 1.01. DESIGNATION. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "First Deposit Master Trust, Asset Backed Certificates,
Series 1996-1." Series 1996-1 shall consist of two Classes of Investor Certificates, the first of which shall be in certificated form and shall be known as "First Deposit Master Trust, Floating Rate Asset-Backed Certificates, Series 1996-1" and the second of which shall be in uncertificated form and shall be known as "First Deposit Master Trust, Collateral Interest, Series 1996-1."
In connection with the issuance of the Collateral Interest, the Trustee is hereby directed to enter into the Collateral Agreement.

          (b) Series 1996-1 shall be included in Group One and shall be a Prefunded Series. Notwithstanding any other provision to the contrary in the Agreement or in this Supplement, the first Distribution Date with respect to Series 1996-1 shall be the July 1996 Distribution Date.

          (c) The Senior Certificates are "Investor Certificates" and Senior Certificateholders are "Investor Certificateholders" for all purposes under the Agreement and this Supplement. The Collateral Interest shall be deemed to be an "Investor Certificate" and the Collateral Interest Holder shall be deemed to be an "Investor Certificateholder" for all purposes under the Agreement and this Supplement, except where expressly stated to the contrary. The Senior Certificates and the Collateral Interest together shall constitute the "Certificateholders' Interest" with respect to Series 1996-1 for all purposes under the Agreement and this Supplement.

          (d) In the event that any term or provision contained herein or in the Collateral Agreement shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement or the Collateral Agreement, as the case may be, shall govern.

          (e) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates contained in Article VI and Article XII of the Agreement shall not be applicable to the Collateral Interest.


                                   ARTICLE II

                                   DEFINITIONS

          Section 2.01. DEFINITIONS. (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "ACCUMULATION PERIOD" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the last Business Day of May 2001 (or such later date as is determined in accordance with Section 4.03(d)), and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Senior Certificateholders of the Senior Invested Amount and (c) the Termination Date.

          "ACCUMULATION PERIOD AMOUNT" shall mean for each Monthly Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the sum of (a) the Initial Invested Amount as of the last day of such immediately preceding Monthly Period and (b) the Initial Invested Amounts (as defined in the respective related Supplements) of all other Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Monthly Period; PROVIDED that, for purposes of this definition, the commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 4.03(d) applied to each such Series with such changes as may be specified with respect to such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date).

          "ACCUMULATION PERIOD LENGTH" shall have the meaning specified in
Section 4.03(d).

          "ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.

          "AVAILABLE EXPECTED PRINCIPAL" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Non-Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Monthly Period and (ii) all

Expected Monthly Principal collections projected by the Servicer to be allocable to any other Series with respect to which a Pay Out Event shall have occurred on or prior to such date of determination.

          "AVAILABLE FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of the Floating Allocation Percentage and the amount of Collections of Finance Charge Receivables with respect to the related Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, but excluding any investment earnings constituting Prefunding Investment Proceeds or Principal Funding Investment Proceeds), (b) the Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (c) the Prefunding Investment Proceeds, if any, with respect to such Distribution Date, (d) if the Reserve Account is funded, the amount, if any, withdrawn from the Reserve Account that, pursuant to Section 4.09(d), is required to be included in Available Finance Charge Collections with respect to such Distribution Date, (e) any Additional Finance Charges from other Series in Group One that are allocated to Series 1996-1 with respect to such Monthly Period in accordance with Section 4.05 of the Agreement and Section 4.07 hereof and (f) payments on deposit in the Collection Account as of the related Determination Date received by the Trust from the Interest Rate Protection Provider with respect to any Interest Rate Protection Agreements.

          "AVAILABLE PRINCIPAL COLLECTIONS" shall mean, with respect to any Distribution Date, an amount equal to (a) the sum of (i) an aggregate amount equal to the sum for each day in the related Monthly Period of the product obtained by multiplying the Principal Allocation Percentage with respect to such day and the amount of such day's Collections of Principal Receivables, (ii) any Shared Principal Collections with respect to other Series that are allocated to Series 1996-1 in accordance with Section 4.04 of the Agreement and Section 4.08 hereof with respect to such Monthly Period and (iii) any other amounts that, pursuant to Section 4.05 hereof, are to be treated as Available Principal Collections with respect to such Distribution Date, MINUS (b) Reallocated Principal Collections with respect to such Monthly Period.

          "AVAILABLE RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

          "BASE RATE" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee based on an assumed Servicing Fee Rate of 2% per annum, in each case with respect to the related Distribution Date, and the denominator of which is the sum of the Senior Amount and the Collateral Amount as of the last day of the immediately preceding Monthly Period.

          "CLOSING DATE" shall mean June 12, 1996.

          "COLLATERAL AGREEMENT" shall mean the loan agreement relating to Series 1996-1 among the Sellers, the Servicer, the Trustee, the CIA Investors parties thereto from time to time and the Agent thereunder, dated as of the date hereof, as amended, supplemented or modified from time to time.

          "COLLATERAL AMOUNT" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Collateral Invested Amount and (b) the Collateral Initial Percentage of the Prefunding Account Balance, if any, on such date.

          "COLLATERAL DEFAULTED AMOUNT" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Series 1996-1 Defaulted Amount for the related Monthly Period and (b) the Collateral Percentage for such Monthly Period.

          "COLLATERAL INITIAL AMOUNT" shall mean the aggregate initial principal amount of the Collateral Interest, which is $199,500,000.

          "COLLATERAL INITIAL INVESTED AMOUNT" shall mean, with respect to any date of determination, the Collateral Initial Amount, MINUS the sum of (a) the Collateral Initial Percentage of the Prefunding Account Balance, if any, on such date of determination and (b) the amount of any principal payments made to the Collateral Interest Holder from funds available in the Prefunding Account pursuant to Section 4.10(e) before or on such date.

          "COLLATERAL INITIAL PERCENTAGE" shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Amount and the denominator of which is the Initial Amount.

          "COLLATERAL INTEREST" shall mean the Class of Investor Certificates designated as "First Deposit Master Trust, Collateral Interest, Series 1996-1" pursuant to Section 1.01(a), substantially in the form specified in the Collateral Agreement.

          "COLLATERAL INTEREST HOLDER" shall mean the entity or entities so designated in the Collateral Agreement.

          "COLLATERAL INTEREST RATE" shall mean the rate designated as such in the Collateral Agreement; PROVIDED, HOWEVER, that the Collateral Interest Rate with respect to any Monthly Period shall not exceed LIBOR for such Monthly Period plus 1%.

          "COLLATERAL INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to (a) the Collateral Initial Invested Amount as of such date, MINUS (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date (other than principal payments made from amounts on deposit in the Prefunding Account pursuant to Section 4.10(e)), MINUS (c) the amount by which the Collateral Invested Amount has been reduced in respect of the application of Reallocated Principal Collections on all prior Distribution Dates pursuant to Section 4.05(b), MINUS (d) the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06, PLUS (e) the aggregate amount of Available Finance Charge Collections applied on all prior Distribution Dates pursuant to Section 4.05(a)(viii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); PROVIDED, HOWEVER, that the Collateral Invested Amount shall not be reduced below zero.

          "COLLATERAL MONTHLY INTEREST" shall have the meaning specified in
Section 4.02(b).

          "COLLATERAL MONTHLY PRINCIPAL" shall have the meaning specified in
Section 4.03(e).

          "COLLATERAL PERCENTAGE" shall mean, with respect to any Monthly Period, 100% MINUS the Senior Percentage.

          "CONTROLLED ACCUMULATION AMOUNT" shall mean, for any Distribution Date during the Accumulation Period, $31,270,833.33; PROVIDED that, if the commencement of the Accumulation Period is modified pursuant to Section 4.03(d),
(a) the Controlled Accumulation Amount shall mean the amount specified in accordance with such Section on the date on which the Accumulation Period has most recently been modified, (b) the Controlled Accumulation Amount for each Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and (c) the sum of the Controlled Accumulation Amounts for all Monthly Periods during the modified Accumulation Period shall not be less than the Senior Initial Invested Amount.

          "CONTROLLED DEPOSIT AMOUNT" shall mean, for any Distribution Date during the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "COVERED AMOUNT" shall mean, for any Distribution Date during the Accumulation Period or the first Special Payment Date, an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (b) the Senior Certificate Rate for such Interest Period and (c) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

          "CUT-OFF DATE" shall mean May 31, 1996.

          "DEFICIT CONTROLLED ACCUMULATION AMOUNT" shall mean (a) on the first Distribution Date during the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account as Senior Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date during the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such subsequent Distribution Date, PLUS any Deficit Controlled Accumulation Amount for the prior Distribution Date over the amount deposited in the Principal Funding Account as Senior Monthly Principal for such subsequent Distribution Date.

          "EARLY AMORTIZATION PERIOD" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1996-1 is deemed to have occurred, and ending upon the earlier to occur of (a) the payment in full to the Senior Certificateholders of the Senior Invested Amount and the payment in full to the Collateral Interest Holder of the Collateral Invested Amount and (b) the Termination Date.

          "EXPECTED FINAL PAYMENT DATE" shall mean the June 2003 Distribution Date.

          "EXPECTED MONTHLY PRINCIPAL" shall be equal to the product of (a) the lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables during a calendar month by the amount of Principal Receivables in the Trust as of the last day of the preceding month, adjusted for additions and removals occurring after such last day), expressed as a decimal, for the 12 calendar months preceding the date of such calculation (or such lower principal payment rate as the Servicer may select) and (b) the sum of the Initial Invested Amounts (as defined in the respective related Supplements) of all outstanding Series, other than any Variable Funding Series.

          "FINANCE CHARGE SHORTFALL" shall have the meaning specified in
Section 4.07.

          "FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the last day of such immediately preceding Monthly Period; PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount for the period from and including the Closing Date to and including the last day of such Monthly Period and the denominator of which is the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the Cut-Off Date; and PROVIDED FURTHER, that if the Initial Invested Amount shall be increased pursuant to Section 4.10 on any day during the applicable Monthly Period, (i) with respect to the calculation of the Floating Allocation Percentage of Collections of Finance Charge Receivables, the numerator of such fraction on such day and each day thereafter, until the next such increase, if any, in the Initial Invested Amount during such Monthly Period or until and including the last day of such Monthly Period, shall be the Adjusted Invested Amount immediately after giving effect to such increase, and (ii) with respect to the calculation of the Series 1996-1 Defaulted Amount for such Monthly Period, the numerator of such fraction for such Monthly Period shall be the weighted average of the Adjusted Invested Amount during such Monthly Period.

          "FUNDING DATE" shall have the meaning specified in Section 4.10(d).

          "FUNDING PERIOD" shall mean the period from and including the Closing Date and ending upon the earliest of (a) the commencement date of the Early Amortization Period, (b) the date on which the Prefunding Account Balance equals zero and (c) November 30, 1996.

          "GROUP ONE" shall mean Series 1996-1 and each other Series specified in the Supplement for that Series to be included in Group One.

          "INITIAL AMOUNT" shall mean an amount equal to the sum of the Senior Initial Amount and the Collateral Initial Amount.

          "INITIAL INVESTED AMOUNT" shall mean an amount equal to the sum of the Senior Initial Invested Amount and the Collateral Initial Invested Amount; PROVIDED, HOWEVER, that for purposes of computing "Expected Monthly Principal" pursuant to this Supplement or the Supplement for any other Series, for any Monthly Period occurring during the Funding Period for Series 1996-1, the Initial Invested Amount hereunder shall be an amount equal to the weighted average of the Initial Invested Amount for such Monthly Period.

          "INTEREST PERIOD" shall mean, with respect to any Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; PROVIDED, HOWEVER, that the initial Interest Period shall commence on and include the Closing Date and end on but exclude the first Distribution Date.

          "INTEREST RATE PROTECTION AGREEMENT" shall mean, if applicable, any interest rate cap agreement, interest rate swap agreement or any other interest rate protection agreement assigned to the Trust for the benefit of the Series 1996-1 Certificateholders and any guarantee thereof.

          "INTEREST RATE PROTECTION PROVIDER" shall mean, if applicable, the Person specified in the Interest Rate Protection Agreement, in its capacity as obligor thereunder, and any Person acting as guarantor of the Interest Rate Protection Agreement.

          "INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the sum of the Senior Invested Amount and the Collateral Invested Amount on such date.

          "LIBOR" shall mean, with respect to each day of each Interest Period (or portion thereof), the rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the rate for United States Dollar deposits for a period of one month as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period; PROVIDED, HOWEVER, that if no such rate is shown, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) based on the offered rates for United States Dollar deposits for a period of one month as displayed on page "LIBO" of the Reuters Monitor Money Rates Service or any successor page as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period, it being understood that if at least two such rates appear on such page, the rate shall be the arithmetic mean of such displayed rates; and PROVIDED FURTHER, that (i) if fewer than two such rates are displayed, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) equal to the arithmetic mean of the rates at which deposits in United States Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period to prime banks in the London interbank market for a period of one month and (ii) if fewer than two such rates are provided as requested, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) equal to the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for such Interest Period to leading European banks for United States Dollar deposits for a period of one month. If fewer than two major banks in New York City are quoting rates for such deposits at such time, the rate for that day shall be deemed to be the rate as determined with respect to the preceding Interest Period.

          "LIBOR DETERMINATION DATE" shall mean, with respect to any Interest Period, the second London Business Day prior to the commencement of such Interest Period.

          "LONDON BUSINESS DAY" shall mean a Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

          "MONTHLY INTEREST" shall mean, with respect to any Distribution Date, an amount equal to the sum of the Senior Monthly Interest and the Collateral Monthly Interest with respect to such Distribution Date.

          "MONTHLY SERVICING FEE" shall have the meaning specified in
Section 3.01.

          "NON-VARIABLE ACCUMULATION SERIES" shall mean Series 1993-1, Series 1993-2 and each outstanding Series that is not a Variable Funding Series or a Variable Accumulation Series.

          "PAYMENT DATE" shall mean any Distribution Date and any Special Payment Date.

          "PORTFOLIO AVERAGE YIELD" shall mean, if applicable, with respect to any Distribution Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period.

          "PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement but excluding any investment earnings constituting Prefunding Investment Proceeds or Principal Funding Investment Proceeds), calculated on a cash basis, PLUS (b) any Additional Finance Charges from other Series in Group One that are allocated to Series 1996-1 with respect to such Monthly Period in accordance with Section 4.05 of the Agreement and Section 4.07 hereof, calculated on a cash basis, PLUS (c) the amount of Prefunding Investment Proceeds, if any, for the Distribution Date with respect to such Monthly Period, PLUS (d) the amount of Principal Funding Investment Proceeds, if any, for the Distribution Date with respect to such Monthly Period, PLUS (e) if the Reserve Account is funded, the amount, if any, withdrawn from the Reserve Account that, pursuant to Section 4.09(d), is required to be included as Available Finance Charge Collections for the Distribution Date with respect to such Monthly Period, MINUS (f) the Series 1996-1 Defaulted Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the sum of the Senior Amount and the Collateral Amount as of the last day of the immediately preceding Monthly Period.

          "PREFUNDED SERIES" shall mean each outstanding Series for which a Prefunding Account was established in any amount, relating to any of the Classes of such Series, and which is designated in the related Supplement as a Prefunded Series.

          "PREFUNDING ACCOUNT" shall have the meaning specified in Section 4.10(a).

          "PREFUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, $150,000,000, MINUS the amount of any increases in the Initial Invested Amount pursuant to Section 4.10(d), MINUS the amount of any principal payments made from funds available in the Prefunding Account pursuant to Section 4.10(e), in each case, before or on such date.

          "PREFUNDING INVESTMENT PROCEEDS" shall have the meaning specified in
Section 4.10(b).

          "PRINCIPAL ALLOCATION PERCENTAGE" shall mean, with respect to any date of determination during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is
(i) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period and (ii) during the Accumulation Period or the Early Amortization Period, the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the last day of such immediately preceding Monthly Period and (b) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of such date of determination; PROVIDED, HOWEVER, that if the Initial Invested Amount shall be increased pursuant to Section 4.10 on any day during the applicable Monthly Period, the numerator of such fraction on such day and each day thereafter, until the next such increase, if any, in the Initial Invested Amount during such Monthly Period or until and including the last day of such Monthly Period, shall be the Invested Amount immediately after giving effect to such increase.

          "PRINCIPAL FUNDING ACCOUNT" shall have the meaning specified in
Section 4.03(b)(i).

          "PRINCIPAL FUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account before or on such date).

          "PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall have the meaning specified in Section 4.03(b)(ii).

          "PRINCIPAL SHORTFALL" shall have the meaning specified in
Section 4.08.

          "REALLOCATED PRINCIPAL COLLECTIONS" shall mean, with respect to any Distribution Date, the lesser of (a) the Required Amount and (b) the sum for each day of the related Monthly Period of the product obtained by multiplying
(i) the Principal Allocation Percentage with respect to such day, (ii) the amount of such day's Collections of Principal Receivables and (iii) the Collateral Percentage as of the last day of the immediately preceding Monthly Period; PROVIDED, HOWEVER, that if the Initial Invested Amount shall be increased pursuant to Section 4.10 on any day of the applicable Monthly Period, the Collateral Percentage on such day and each day thereafter, until the next such increase, if any, in the Initial Invested Amount during such Monthly Period or until and including the last day of such Monthly Period, shall be the Collateral Percentage immediately after giving effect to such increase.

          "REASSIGNMENT AMOUNT" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Adjusted Invested Amount on such Distribution Date, PLUS (b) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Senior Certificateholders or the Collateral Interest Holder on any prior Distribution Date, PLUS (c) the amount of Senior Additional Interest, if any, for such Distribution Date and any Senior Additional Interest previously due but not distributed to the Senior Certificateholders on any prior Distribution Date.

          "REFERENCE BANKS" shall mean two or more major banks in the London interbank market selected by the Servicer.

          "REQUIRED AMOUNT" shall have the meaning specified in Section 4.04.

          "REQUIRED COLLATERAL INVESTED AMOUNT" shall mean (a) initially and with respect to each Distribution Date before the end of the Funding Period, $199,500,000 and (b) on the first Distribution Date following the end of the Funding Period and with respect to any Distribution Date thereafter, 21% of the Adjusted Invested Amount on such Distribution Date after taking into account any adjustments to the Adjusted Invested Amount on such Distribution Date, but not less than $28,500,000; PROVIDED, HOWEVER, that (i) if a Pay Out Event with respect to Series 1996-1 has occurred, the Required Collateral Invested Amount for any Distribution Date shall equal the Required Collateral Invested Amount for the Distribution Date immediately preceding such Pay Out Event, (ii) in no event shall the Required Collateral Invested Amount exceed the outstanding principal amount of the Senior Certificates, as of the last day of the Monthly Period preceding such Distribution Date after taking into account the payments to be made on such Distribution Date and (iii) the Required Collateral Invested Amount may be reduced, at the Sellers' option at any time, to a lesser amount if prior written notice of such reduction is given to the Collateral Interest Holder and the Sellers, the Servicer and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied.

          "REQUIRED RESERVE ACCOUNT AMOUNT" if applicable, shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the

Reserve Account Funding Date, a percentage selected by the Servicer upon written notice to the Trustee (not to exceed 0.50%) of the Senior Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date).

          "RESERVE ACCOUNT" if applicable, shall have the meaning specified in
Section 4.09(a).

          "RESERVE ACCOUNT FUNDING DATE" if applicable, shall be selected by the Servicer and shall mean the Distribution Date with respect to the Monthly Period that commences no more than 12 months prior to the Monthly Period that commences the Accumulation Period.

          "RESERVE ACCOUNT SURPLUS" shall mean, if applicable, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "RESERVE DRAW AMOUNT" if applicable, shall have the meaning specified in Section 4.09(c).

          "REVOLVING PERIOD" shall mean the period beginning at the close of business on the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

          "SENIOR ADDITIONAL INTEREST" shall have the meaning specified in
Section 4.02(a).

          "SENIOR ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Senior Invested Amount less the Principal Funding Account Balance, if any, on such date.

          "SENIOR AMOUNT" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Senior Invested Amount and (b) the Senior Initial Percentage of the Prefunding Account Balance, if any, on such date.

          "SENIOR CERTIFICATE" shall mean any one of the Class of Investor Certificates designated as "First Deposit Master Trust, Floating Rate Asset-Backed Certificates, Series 1996-1" pursuant to Section 1.01(a), executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

          "SENIOR CERTIFICATE RATE" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date, PLUS 0.17%.

          "SENIOR CERTIFICATEHOLDER" shall mean the Person in whose name a Senior Certificate is registered in the Certificate Register.

          "SENIOR CERTIFICATEHOLDERS' INTEREST" shall mean that portion of the Series 1996-1 Certificateholders' Interest evidenced by the Senior Certificates.

          "SENIOR CHARGE-OFF" shall have the meaning specified in
Section 4.06(b).

          "SENIOR DEFAULTED AMOUNT" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series 1996-1 Defaulted Amount for the related Monthly Period and (b) the Senior Percentage for such Monthly Period.

          "SENIOR DEFAULT RATE" shall mean an amount equal to the sum of the Senior Certificate Rate and 2.00% per annum.

          "SENIOR INITIAL AMOUNT" shall mean the aggregate initial principal amount of the Senior Certificates, which is $750,500,000.

          "SENIOR INITIAL INVESTED AMOUNT" shall mean, with respect to any date of determination, the Senior Initial Amount, MINUS the sum of (a) the Senior Initial Percentage of the Prefunding Account Balance, if any, on such date of determination and (b) the amount of any principal payments made to Senior Certificateholders from funds available in the Prefunding Account pursuant to
Section 4.10(e) before or on such date.

          "SENIOR INITIAL PERCENTAGE" shall mean the percentage equivalent of a fraction, the numerator of which is the Senior Initial Amount and the denominator of which is the Initial Amount.

          "SENIOR INTEREST SHORTFALL" shall have the meaning specified in
Section 4.02(a).

          "SENIOR INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to (a) the

Senior Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to Senior Certificateholders prior to such date (other than principal payments made from amounts on deposit in the Prefunding Account pursuant to Section 4.10(e)), MINUS (c) the excess, if any, of the aggregate amount of Senior Charge-Offs over the aggregate amount of Senior Charge-Offs reimbursed pursuant to Section 4.05(a)(iv) prior to such date; PROVIDED, HOWEVER, that the Senior Invested Amount shall not be reduced below zero.

          "SENIOR MONTHLY INTEREST" shall have the meaning specified in
Section 4.02(a).

          "SENIOR MONTHLY PRINCIPAL" shall have the meaning specified in
Section 4.03(a).

          "SENIOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Senior Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Adjusted Invested Amount as of the last day of such immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing
Date); PROVIDED, HOWEVER, that if the Initial Invested Amount shall be increased pursuant to Section 4.10 on any day during the applicable Monthly Period, the numerator of such fraction on such day and each day thereafter, until the next such increase, if any, in the Initial Invested Amount during such Monthly Period or until and including the last day of such Monthly Period, shall be the Senior Adjusted Invested Amount immediately after giving effect to such increase.

          "SERIES 1996-1" shall mean the Series of Investor Certificates the terms of which are specified in this Supplement, including the Class consisting of the Senior Certificates and the Class consisting of the Collateral Interest.

          "SERIES 1996-1 CERTIFICATE" shall mean any one of the Senior Certificates or the Collateral Interest.

          "SERIES 1996-1 CERTIFICATEHOLDER" shall mean any one of the Senior Certificateholders or the Collateral Interest Holder.

          "SERIES 1996-1 CERTIFICATEHOLDERS' INTEREST" shall mean that portion of the Certificateholders' Interest evidenced by the Series 1996-1 Certificates.

          "SERIES 1996-1 DEFAULTED AMOUNT" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Defaulted Amount for the related Monthly Period and (ii) the Floating Allocation Percentage for such Monthly Period.

          "SERVICING FEE RATE" shall mean (a) for such time as FDNB or any of its Affiliates is the Servicer, 1.75% per annum and (b) at all other times, a percentage determined by the Trustee in accordance with Section 10.02 of the Agreement which shall not exceed 2.00% per annum.

          "SPECIAL PAYMENT DATE" shall mean each Distribution Date during the Early Amortization Period.

          "TERMINATION DATE" shall mean the August 2007 Distribution Date.

          "TRANSFER DATE RESERVE ACCOUNT SURPLUS AMOUNT" shall have the meaning specified in Section 4.09(e).

          "UNITED STATES DOLLARS" shall mean the lawful currency of the United States of America.

          "VARIABLE ACCUMULATION SERIES" shall mean each outstanding Series, other than Series 1993-2 and any Variable Funding Series, for which, pursuant to the terms of the related Supplement, at the time a determination is made pursuant to Section 4.03(d), the commencement date of the Accumulation Period may be changed.

          "VARIABLE FUNDING SERIES" shall mean Series 1993-3 and any other Series designated in the related Supplement as a Variable Funding Series.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1996-1, Moody's and Standard & Poor's. As used in this Supplement and in the Agreement with respect to Series 1996-1, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

          (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation".


                                   ARTICLE III

                                    SERVICER

          Section 3.01. SERVICING COMPENSATION. The share of the Servicing Fee allocable to the Series 1996-1 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, MINUS (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of such Monthly Period and the Floating Allocation Percentage with respect to such Monthly Period; PROVIDED, HOWEVER, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to the product of (x) 1.75%, (y) the weighted average of the Invested Amount for the period from and including the Closing Date to and including the last day of the Monthly Period immediately preceding the first Distribution Date and (z) a fraction equal to the number of days in such period divided by 360. The remainder of the Servicing Fee (I.E., the portion not allocated to the Series 1996-1 Certificateholders' Interest) shall be paid by the Sellers or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Senior Certificateholders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid by the Sellers or the Certificateholders of any other Series. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(a)(ii) or 4.05(b).

                                   ARTICLE IV

                   RIGHTS OF SERIES 1996-1 CERTIFICATEHOLDERS;
                    ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.01. COLLECTIONS AND ALLOCATIONS. The Servicer shall apply, or shall instruct the Trustee, upon written notice substantially in the form of Exhibit B, to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Series 1996-1 Certificates as described in this Article IV.

          Section 4.02. DETERMINATION OF MONTHLY INTEREST. (a) The amount of monthly interest ("Senior Monthly Interest") distributable from the Collection Account with respect to the Senior Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Senior Certificate Rate and (iii) the Senior Amount as of the immediately preceding Record Date (or in the case of the first Distribution Date, the Senior Initial Amount).

          On each Distribution Date, the Servicer shall determine the excess, if any (the "Senior Interest Shortfall"), of (x) the Senior Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Senior Monthly Interest on such Distribution Date. With respect to any Distribution Date, if the Senior Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Senior Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Senior Default Rate and (iii) such Senior Interest Shortfall (or the portion thereof which has not been paid to Senior Certificateholders) shall be payable as provided herein with respect to the Senior Certificates on each Distribution Date following the Distribution Date on which such Senior Interest Shortfall occurs to and including the Distribution Date on which such Senior Interest Shortfall is paid to Senior Certificateholders. Notwithstanding anything to the contrary herein, Senior Additional Interest shall be payable or distributed to Senior Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Interest on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Collateral Interest Rate and (iii) the Collateral Amount as of the last Business Day of the preceding Monthly Period (or, in the case of the first Distribution Date, the Collateral Initial Amount.)

          Section 4.03. DETERMINATION OF SENIOR MONTHLY PRINCIPAL AND COLLATERAL MONTHLY PRINCIPAL; PRINCIPAL FUNDING ACCOUNT; ACCUMULATION PERIOD.
(a) The amount of monthly principal ("Senior Monthly Principal") distributable from the Collection Account with respect to the Senior Certificateholders' Interest on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date during the Accumulation Period, shall be equal to the least of (x) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date during the Accumulation Period (and on or prior to the Expected Final Payment Date), the Controlled Deposit Amount for such Distribution Date and (z) the Senior Adjusted Invested Amount on such Distribution Date.

          (b) (i)  The Servicer, for the benefit of the Senior
Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Senior Certificateholders. The Principal Funding Account shall initially be established with Bankers Trust Company.

          (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Senior Certificateholders; PROVIDED that, on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible

Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No such Eligible Investment in the Principal Funding Account shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Trustee shall sell, liquidate or dispose of such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (iii) On each Distribution Date during the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Available Finance Charge Collections for such Distribution Date.

          (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (c) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Senior Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (b)(i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

          (ii)  Pursuant to the authority granted to the Servicer in
Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Senior Certificateholders.

          (d) The Accumulation Period is scheduled to commence at the close of business on the last Business Day of May 2001; PROVIDED, HOWEVER, that if the Accumulation Period Length on any Determination Date (determined as described below) is less than twenty-four months, upon notice to the Trustee, the Sellers, each Rating Agency and the Collateral Interest Holder, the Servicer, at its option, may elect to modify the date on which the Accumulation Period actually commences to the last Business Day of any month that precedes the month that is the number of months prior to the Expected Final Payment Date equal to the Accumulation Period Length; PROVIDED, HOWEVER, that (i) the length of the Accumulation Period shall not be less than six months; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of months such that the Accumulation Period Amount for the Monthly Period immediately preceding the Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period, shall equal or exceed the Senior Initial Invested Amount. Any notice by the Servicer electing to modify the commencement of the Accumulation Period pursuant to this subsection (d) shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period.

          (e) The amount, if any, of monthly principal ("Collateral Monthly Principal") distributable from the

Collection Account with respect to the Collateral Interest on each Distribution
Date:

         (i) for any Distribution Date prior to the Distribution Date on which the Senior Amount is paid in full, shall be an amount equal to the lesser of (A) Available Principal Collections not applied to Senior Monthly Principal on such Distribution Date and (B) the excess, if any, of (x) the Collateral Invested Amount over (y) the Required Collateral Invested Amount (after giving effect to any adjustments made to the Required Collateral Invested Amount on such Distribution Date); and

          (ii) beginning with the Distribution Date on which the Senior Amount is paid in full, shall be an amount equal to Available Principal Collections with respect to such Distribution Date (MINUS the portion of any Available Principal Collections applied to Senior Monthly Principal on such Distribution Date);

PROVIDED, HOWEVER, that with respect to any Distribution Date, Collateral Monthly Principal shall not exceed the Collateral Invested Amount.

          Section 4.04. REQUIRED AMOUNT. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (a) the full amount required to be paid pursuant to Sections 4.05(a)(i), (ii) and (iii) for such Distribution Date exceeds (b) the amount of Available Finance Charge Collections for such Distribution Date. The Servicer shall give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

          Section 4.05. APPLICATION OF AVAILABLE FINANCE CHARGE COLLECTIONS AND AVAILABLE PRINCIPAL COLLECTIONS. The Servicer shall apply (if FDNB is the Servicer and the Collection Account is maintained with FDNB) or shall cause the Trustee to apply, on each Distribution Date, Available Finance Charge Collections, Reallocated Principal Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

          (a) On each Distribution Date, Available Finance Charge Collections with respect to such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Senior Monthly Interest for such Distribution Date, PLUS the amount of any Senior Monthly Interest previously due but not distributed to Senior Certificateholders on a prior Distribution Date, PLUS the amount of any Senior Additional Interest for such Distribution Date and any Senior Additional Interest previously due but not distributed to Senior Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Senior Certificateholders;

          (ii) an amount equal to the Monthly Servicing Fee for such Distribution Date, PLUS the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on any prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with
     Section 4.03(a) of the Agreement);

          (iii) an amount equal to the Senior Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (iv) an amount equal to the aggregate amount of Senior Charge-Offs that have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (v) an amount equal to the Collateral Monthly Interest, PLUS the amount of any Collateral Monthly Interest previously due but not paid to the Collateral Interest Holder on any prior Distribution Date, shall be paid to the Collateral Interest Holder for application in accordance with the Collateral Agreement;

          (vi) an amount equal to the Collateral Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (vii) if the Reserve Account is being funded, on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.09(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (viii) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Collateral Invested Amount" (but not in excess of the amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (ix) an amount equal to the aggregate of any other amounts then due to the Collateral Interest Holder pursuant to the Collateral Agreement (to the extent such amounts are payable pursuant to the Collateral Agreement out of "Available Non-Principal Funds" (as defined therein)) shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement; and

          (x) the balance, if any, shall constitute Additional Finance Charges for such Distribution Date and shall be available for allocation to other Series in Group One or to the Sellers as described in Section 4.05 of the Agreement.

          (b) On each Distribution Date, Reallocated Principal Collections shall be distributed in an amount up to the Required Amount, if any, to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii), in the priority set forth in such Sections.

          (c) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following priority:

          (i) an amount equal to Collateral Monthly Principal, if any, for such Distribution Date shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement; and

          (ii) the balance, if any, of such Available Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (d) On each Distribution Date during the period beginning on the earlier to occur of (w) the commencement date of the Accumulation Period and
(x) the commencement date of the Early Amortization Period and ending on the earlier to occur of (y) the payment in full to Senior Certificateholders of the Senior Invested Amount and the payment in full to the Collateral Interest Holder of the Collateral Invested Amount and (z) the Termination Date, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following priority:

          (i) an amount equal to Senior Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account, and on the Expected Final Payment Date and each Special Payment Date, such amounts shall be applied in accordance with Section 5.01(b);

          (ii) an amount equal to the Collateral Monthly Principal, if any, for such Distribution Date shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement; and

          (iii) the balance, if any, of Available Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          Section 4.06.  DEFAULTED AMOUNTS; CHARGE-OFFS.   (a)  If, on any
Distribution Date, the Collateral Defaulted

Amount exceeds the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount pursuant to Section 4.05(a)(vi) on such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess; PROVIDED, HOWEVER, that the Collateral Invested Amount shall not be reduced below zero. Such reductions shall thereafter be reimbursed and the Collateral Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed reductions) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to 4.05(a)(viii).

          (b) On each Determination Date, the Servicer shall calculate the Senior Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Required Amount for the related Monthly Period exceeds the amount of Reallocated Principal Collections with respect to such Monthly Period, the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date (i) pursuant to Section 4.05(b) in respect of the application of Reallocated Principal Collections and
(ii) pursuant to Section 4.06(a) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount of such excess, but not by more than the excess of the Senior Defaulted Amount for such Distribution Date over the amount of Available Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Senior Defaulted Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Senior Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (a "Senior Charge-Off"). Senior Charge-Offs shall thereafter be reimbursed and the Senior Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Senior Charge-Offs) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.05(a)(iv).

          Section 4.07. ADDITIONAL FINANCE CHARGES. Subject to Section 4.05 of the Agreement, Additional Finance Charges with respect to the Series in Group One for any Distribution Date shall be allocated to Series 1996-1 in an amount equal to the product of (i) the aggregate amount of Additional Finance Charges with respect to all the Series in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1996-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1996-1 for any Distribution Date shall be equal to the excess, if any, of (x) the full amount required to be paid pursuant to Section 4.05(a) (excluding
Section 4.05(a)(x)) on such Distribution Date over (y) Available Finance Charge Collections (excluding any Additional Finance Charges from other Series in Group One that are allocated to Series 1996-1 on such Distribution Date) with respect to the related Monthly Period.

          Section 4.08. SHARED PRINCIPAL COLLECTIONS. Subject to Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date shall be allocated to Series 1996-1 in an amount equal to the product of (i) the aggregate amount of Shared Principal Collections with respect to all Series for such Distribution Date and (ii) a fraction, the numerator of which is the Principal Shortfall for Series 1996-1 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The "Principal Shortfall" for Series 1996-1 shall be equal to (x) for any Distribution Date with respect to the Revolving Period, zero, (y) for any Distribution Date during the Accumulation Period (on or prior to the Expected Final Payment Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (z) for any Distribution Date during the Early Amortization Period and for each Distribution Date during the Accumulation Period after the Expected Final Payment Date, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

          Section 4.09. RESERVE ACCOUNT. (a) The Servicer may elect, in its sole discretion, to establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Senior Certificateholders, an

Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Senior Certificateholders. At the time of such election, the Servicer shall notify the Trustee of the percentage to be specified under the definition of Required Reserve Account Amount in Section 2.01(a). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Senior Certificateholders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and
(ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with,
Section 4.05(a)(vii).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date or Distribution Date, after giving effect to any withdrawals from the Reserve Account on such date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Senior Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Trustee shall sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be distributed to or at the direction of the Sellers. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date during the Accumulation Period (on or prior to the Expected Final Payment Date) and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount," which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; PROVIDED, that such amount shall be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
Section 4.05(a)(vii) with respect to such Distribution Date or Special Payment Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date.

          (e) On or before each Transfer Date, the Servicer shall determine the amount, if any, of the Reserve Account Surplus for the following Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account required to be made with respect to such Distribution Date (the "Transfer Date Reserve Account Surplus Amount"). In the event that the Transfer Date Reserve Account Surplus Amount with respect to any Transfer Date is greater than zero, the Trustee, on such Transfer

Date, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to or at the direction of the Sellers, an amount equal to such Transfer Date Reserve Account Surplus Amount.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Senior Invested Amount is paid in full to the Senior Certificateholders, (iii) the Transfer Date immediately preceding the first Special Payment Date and (iv) the Transfer Date immediately preceding the Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Senior Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to or at the direction of the Sellers, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 4.10. PREFUNDING ACCOUNT. (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Senior Certificateholders and the Collateral Interest Holder, as their interests appear herein, an Eligible Deposit Account (the "Prefunding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-1 Certificateholders. The Prefunding Account shall initially be established with Bankers Trust Company. The Sellers shall on the Closing Date deposit into the Prefunding Account $150,000,000. The Sellers do hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Series 1996-1 Certificateholders, without recourse, all of their right, title and interest in, to and under the Prefunding Account, any Eligible Investments on deposit therein and any proceeds of the foregoing. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Prefunding Account and in all proceeds thereof. The Prefunding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Certificateholders. If at any time the Prefunding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Prefunding Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Prefunding Account. Pursuant to subsection 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals or payments from the Prefunding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Prefunding Account for the purpose of making distributions to the Senior Certificateholders.

          (b) On each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Prefunding Account and deposit into the Collection Account all interest and other investment income (net of losses and investment expenses) ("Prefunding Investment Proceeds") then on deposit in the Prefunding Account. Such investment income shall be treated as a portion of Available Finance Charge Collections for such Distribution Date, in accordance with the applicable definitions in Section 1.01. Interest (including reinvested interest) and other investment income on funds on deposit in the Prefunding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (c) Funds on deposit in the Prefunding Account shall be invested in Eligible Investments by the Trustee at the direction of the Servicer. Funds on deposit in the Prefunding Account on the Closing Date and thereafter shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on the Business Day on which the next increase in the Invested Amount pursuant to Section 4.10(d) is expected by the Servicer to occur or, if earlier, on the next succeeding Transfer Date.

          (d) During the Funding Period, the Initial Invested Amount (i) may be increased, at the option of the Sellers, to the extent that the Sellers' Participation Amount exceeds 5.5% of an amount equal to the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account, and (ii) shall be increased to the extent that the Sellers' Participation Amount exceeds 15% of an amount equal to the sum of the Principal Receivables in the Trust and the amount on deposit in the

Special Funding Account; PROVIDED, HOWEVER, that the Initial Invested Amount shall in no event exceed the Initial Amount or increase pursuant to this
Section 4.10(d) by an amount in excess of the Prefunding Account Balance immediately prior to giving effect to such increase, and PROVIDED FURTHER, that if there is more than one Prefunded Series with a Prefunding Account Balance greater than zero, the Series with the earliest Closing Date shall have its Initial Invested Amount increased first and Series with the same Closing Date shall have their respective Initial Invested Amounts increased on a pro rata basis. Any such increase in the Invested Amount shall be effected on a Business Day in the Funding Period designated by the Servicer, in its discretion (but not later than 30 Business Days following any day on which the Sellers' Participation Amount exceeds 15% of the sum of the aggregate amount of Principal Receivables in the Trust and the amounts on deposit in the Special Funding Account) upon not less than two Business Days' prior notice to the Trustee (each, a "Funding Date"). The Servicer shall determine the amount of the increase in the Invested Amount for any Funding Date, which shall be (i) no greater than the amount by which the Sellers' Participation Amount on such Funding Date exceeds 5.5% of an amount equal to the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account on such Funding Date, (ii) an integral multiple of $1,000,000, and
(iii) in the case of any required increase in the Invested Amount, no less than the amount, if any, by which the Sellers' Participation Amount on such Funding Date exceeds 15% of the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account on such Funding Date rounded downward to the nearest integral multiple of $1,000,000. Such increase in the Initial Invested Amount shall be allocated to the Senior Certificates and the Collateral Interest on a pro rata basis based on the Senior Initial Percentage and the Collateral Initial Percentage. Upon any increase in the Initial Invested Amount pursuant to this Section 4.10(d), the Servicer shall instruct the Trustee to withdraw from the Prefunding Account and pay to the Sellers or to another Person at the Sellers' direction, on the day of such increase, an amount equal to the amount of such increase in the Initial Invested Amount. If principal is to be paid on any Investor Certificates other than the Series 1996-1 Certificates on any day during the Funding Period, the Invested Amount may be increased pursuant to this Section 4.10(d) on such day to the extent that, but for such increase in the Invested Amount, the Sellers' Participation

Amount on such day would exceed 5.5% of the sum of the aggregate amount of Principal Receivables in the Trust and amounts on deposit in the Special Funding Account, after giving effect to the principal payments on such other Investor Certificates on such day. In such case, the Sellers may direct that all or a portion of the amount withdrawn from the Prefunding Account shall be paid to the holders of such other Investor Certificates or to the Trustee or a paying agent for payment to such holders.

          (e) In the event that the Prefunding Account Balance exceeds zero at the end of the Funding Period, the Servicer shall apply or shall cause the Trustee to apply the Prefunding Account Balance on the first Distribution Date following the end of the Funding Period to the payment by the Paying Agent of principal on the Senior Certificates pursuant to Section 5.01(b) and to the payment to the Collateral Interest Holder of principal on the Collateral Interest on a pro rata basis based on the Senior Initial Percentage and the Collateral Initial Percentage.

          Section 4.11. INTEREST RATE PROTECTION AGREEMENTS. (a) The Sellers may determine from time to time, in their sole discretion, to obtain one or more Interest Rate Protection Agreements with respect to Series 1996-1. Upon any such determination, the Servicer shall obtain such an Interest Rate Protection Agreement in favor of the Trust for the benefit of the Series 1996-1 Certificateholders by directing the Trustee to accept an assignment of such Interest Rate Protection Agreement and the Trustee shall accept such assignment. The Interest Rate Protection Agreement shall provide that the Trust shall be entitled to receive any payments from the Interest Rate Protection Provider thereunder (which payments shall be determined in accordance with the Interest Rate Protection Agreement). Any Interest Rate Protection Agreement may be terminated by the Sellers or assigned by the Trust to or at the direction of the Sellers at any time at the Sellers' election and in their sole discretion. The Sellers may assign to the Trust at any time in their sole discretion any interest rate cap agreement or other Interest Rate Protection Agreement so long as the Trust is neither required to pay for nor obligated to make payments pursuant to such Interest Rate Protection Agreement, and the Sellers may assign to the Trust pursuant to this Section 4.11 any Interest Rate Protection Agreement that is an interest rate swap agreement or that otherwise obligates the Trust to make any payments if the conditions specified in Section 9.06 have been satisfied with respect thereto. The Sellers will notify each Rating Agency in writing of the assignment of any Interest Rate Protection Agreement to the Trust within five Business Days following such assignment, unless earlier notice is given in connection with the satisfaction of any required Rating Agency Condition.

          (b) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under any Interest Rate Protection Agreement and the Servicer accepts such appointment.

          (c) The Trustee hereby agrees to make demand under the guarantee, if any, of any Interest Rate Protection Agreement in the event that the Interest Rate Protection Provider shall fail to make any payment as provided in the Interest Rate Protection Agreement.


                                    ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                        SERIES 1996-1 CERTIFICATEHOLDERS

          Section 5.01. DISTRIBUTIONS. (a) On each Payment Date, the Paying Agent shall distribute to each Senior Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Senior Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Senior Certificates pursuant to this Supplement.

          (b) On each Special Payment Date, on the Distribution Date following the end of the Funding Period, on the Expected Final Payment Date and on each Distribution Date during the Accumulation Period following the Expected Final Payment Date, the Paying Agent shall distribute to each Senior Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Senior Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account and/or the Prefunding Account or otherwise held by the Paying Agent and that are allocated and available on such date to pay principal of the Senior Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Senior Invested Amount on such date (unless there has been an optional repurchase of the Series 1996-1

Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation shall not apply).

          (c) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

          (d) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Senior Certificateholders hereunder shall be made by check mailed to each Senior Certificateholder at such Senior Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Senior Certificate or the making of any notation thereon; PROVIDED, HOWEVER, that with respect to Senior Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

          (e) Distributions to the Collateral Interest Holder shall be made in accordance with the terms of the Collateral Agreement, subject to the terms of, and the amounts allocated and available for such purpose under, the Agreement and this Supplement.

          Section 5.02. REPORTS AND STATEMENTS. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Senior Certificateholder and Collateral Interest Holder a statement substantially in the form of Exhibit C prepared by the Servicer.

          (b) (i) Not later than each Determination Date, the Servicer shall deliver to the Trustee and the Paying Agent (x) a statement substantially in the form of Exhibit C prepared by the Servicer and (y) a certificate of a Servicing Officer substantially in the form of Exhibit D, and (ii) not later than each Distribution Date, the Paying Agent shall deliver to each Rating Agency a copy of the statements delivered to it by the Servicer pursuant to clause (i).

          (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1996-1 Certificateholder or any Certificate Owner with respect to Series 1996-1 by a request in writing to the Servicer.

          (d) On or before January 31 of each calendar year, beginning with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1996-1 Certificateholder, a statement prepared by the Servicer containing the information that is required to be contained in the statement in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-1 Certificateholder, together with such other information, if any, as is required to be provided under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                                 PAY OUT EVENTS

          Section 6.01. ADDITIONAL PAY OUT EVENT. The occurrence of the following event (as determined by the Servicer on any Determination Date) shall, immediately on such Determination Date without notice or other action on the part of the Trustee or the Series 1996-1 Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 1996-1:

          the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such Monthly Periods.


                                  ARTICLE  VII

                     OPTIONAL REPURCHASE; SERIES TERMINATION

          Section 7.01 OPTIONAL REPURCHASE. (a) On any day occurring on or after the date on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Sellers shall have the option to purchase the Series 1996-1 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the

Reassignment Amount for the day immediately preceding such Distribution Date or
(ii) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day.

          (b)  The Sellers shall give the Servicer and the Trustee at least
30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Account in accordance with the foregoing, the Invested Amount for Series 1996-1 shall be reduced to zero and the Series 1996-1 Certificateholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in
Section 8.01(b).

          Section 7.02. SERIES TERMINATION. (a) If, on the June 2007 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period that begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Termination Date. The Sellers and the Collateral Interest Holder shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

          (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1996-1 Certificateholders pursuant to the Agreement and this Supplement; PROVIDED, HOWEVER, that the Servicer shall determine conclusively the amount of such proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables. During the period from the June 2007 Distribution Date to the Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.


                                  ARTICLE VIII

                               FINAL DISTRIBUTIONS

          Section 8.01. SALE OF RECEIVABLES OR CERTIFICATEHOLDERS' INTEREST PURSUANT TO SECTION 2.06 OR 10.01 OF THE AGREEMENT. (a) PURCHASE PRICE.
(i) The amount to be paid by a Seller with respect to Series 1996-1 in connection with a reassignment of Receivables pursuant to Section 2.06 of the Agreement shall equal the product of (x) the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement and (y) a fraction, the numerator of which is equal to the aggregate amount of Principal Receivables in the Trust on the last day of the Monthly Period preceding such Distribution Date that were transferred to the Trust by such Seller and the denominator of which is equal to the aggregate amount of Principal Receivables in the Trust on such day.

     (ii) The amount to be paid by the Sellers with respect to Series 1996-1 in connection with a repurchase of the Certificateholders' Interest pursuant to
Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the excess, if any, of (A) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase (or, if not a Business Day, on the next succeeding Business Day) by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Senior Certificates with a remaining maturity approximately equal to the remaining maturity of the Senior Certificates and rated by each Rating Agency in the rating category originally assigned to the Senior Certificates over (B) the portion of the Reassignment Amount attributable to the Senior Certificates.

          (b) DISTRIBUTIONS PURSUANT TO SECTION 7.01 OR 7.02 OF THIS SUPPLEMENT AND SECTION 10.01 OF THE AGREEMENT. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or 8.01(a)(ii) or any amounts allocable to the Series 1996-1 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Senior Invested Amount on such Distribution Date shall be distributed to the Paying Agent for payment to the Senior Certificateholders and (y) an amount equal to the sum of (A) Senior Monthly Interest for such Distribution Date, (B) any Senior Monthly Interest previously due but not distributed to the Senior Certificateholders on a prior Distribution Date and (c) the amount of Senior Additional Interest, if any, for such Distribution Date and any Senior Additional Interest previously due but not distributed to the Senior Certificateholders on any prior Distribution Date, shall be distributed to the Paying Agent for payment to the Senior Certificateholders and (ii) the balance, if any, shall be distributed to the Collateral Interest Holder for application in accordance with the Collateral Agreement. Notwithstanding anything to the contrary contained in this Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y) shall be distributed to the Senior Certificateholders.

          (c) DISTRIBUTIONS PURSUANT TO SECTION 2.06 OF THE AGREEMENT. With respect to any amounts deposited into the Collection Account pursuant to
Section 8.01(a)(i), the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, deposit the principal portion of such amounts into the Special Funding Account.

          (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to Section 8.01(b) for payment to the Series 1996-1 Certificateholders shall be deemed distributed in full to the Series 1996-1 Certificateholders on the date on which such funds are distributed to the Paying Agent and the

Collateral Interest Holder pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          Section 8.02. DISTRIBUTION OF PROCEEDS OF SALE, DISPOSITION OR LIQUIDATION OF THE RECEIVABLES PURSUANT TO SECTION 9.02 OF THE AGREEMENT. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date)
(i) deduct an amount equal to the Senior Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Senior Certificateholders, PROVIDED that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the Collateral Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Collateral Interest Holder for application in accordance with the Collateral Agreement, PROVIDED that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and the Principal Allocation Percentage with respect to such Monthly Period MINUS
(y) the amount distributed to the Paying Agent pursuant to clause (a)(i) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to the preceding sentence, the excess shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

          (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of

(w) Senior Monthly Interest for such Distribution Date, (x) any Senior Monthly Interest previously due but not distributed to the Senior Certificateholders on a prior Distribution Date and (y) the amount of Senior Additional Interest, if any, for such Distribution Date and any Senior Additional Interest previously due but not distributed to the Senior Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Senior Certificateholders, PROVIDED that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (y) the Floating Allocation Percentage with respect to the related Monthly Period. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder for application by the Collateral Interest Holder in accordance with the Collateral Agreement.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent and the Collateral Interest Holder pursuant to this Section for payment to the Series 1996-1 Certificateholders shall be distributed in full to the Series 1996-1 Certificateholders on the date on which funds are distributed to the Paying Agent and the Collateral Interest Holder pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          (d) Notwithstanding any provision of the Agreement or this Supplement, for purposes of Section 9.02(a) of the Agreement, the holders of the Series 1996-1 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate unpaid principal amount of the Senior Certificates and (ii) the Collateral Interest Holder shall have disapproved of such liquidation (or, if the Collateral Interest Holder shall have assigned all or part of its interest under the Collateral Agreement to one or more Persons, then one or more Persons holding more than 50% of such interest shall have disapproved of such liquidation).


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

          Section 9.01. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          Section 9.02. COUNTERPARTS. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 9.03. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 9.04. SERIES ENHANCER NOTICES. The Collateral Interest Holder shall be entitled to receive all notices and other items that are available to be delivered to Series Enhancers pursuant to Sections 2.03, 2.04(b), 6.03(d), 8.07 and 9.02 of the Agreement, except for notices and other items that relate solely to Series other than Series 1996-1.

          Section 9.05. DETERMINATION OF MATERIAL ADVERSE EFFECT. Any determination of material adverse effect on Investor Certificateholders under the Agreement or this Supplement shall be made assuming the Collateral Invested Amount is zero (including, without limitation, any determination of whether a representation or warranty made therein is correct or whether a Seller or the Servicer has duly performed a covenant contained therein or herein).

          Section 9.06. AMENDMENT TO REFLECT SWAP. This Supplement may be amended pursuant to Section 13.01(a) of the Agreement without the consent of any of the Series 1996-1 Certificateholders but subject to the conditions specified in Section 13.01(a) of the Agreement, to provide that the Trust shall enter into a swap agreement relating to amounts that would otherwise be distributed to the Sellers under Section 4.05(a)(x).

          Section 9.07. OTHER AMENDMENTS. Notwithstanding anything to the contrary in the Agreement or this Supplement, any amendment to this Supplement that is entered into in order to establish a cash collateral account as Series Enhancement for Series 1996-1, in full or partial replacement of the Collateral Interest, shall be deemed conclusively not to affect adversely in any material respect the interests of any Senior Certificateholder, so long as the Rating Agency Condition shall have been satisfied with respect to such amendment, and such amendment may be entered into without the consent of any of the Senior Certificateholders.


          IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                              FIRST DEPOSIT NATIONAL BANK,
                              Seller and Servicer,

                                by /s/ Mary L. Rottman
                                   ---------------------------
                                   Name:  Mary L. Rottman
                                   Title: Vice President


                              PROVIDIAN NATIONAL BANK,
                              Seller,

                                by /s/ Mary L. Rottman
                                   -------------------------
                                   Name:  Mary L. Rottman
                                   Title: Vice President


                              BANKERS TRUST COMPANY,
                              Trustee,

                                by /s/ John Wallace
                                   _________________________
                                   Name:  John Wallace
                                   Title: Asst. Vice President

                                                                       EXHIBIT A



REGISTERED                                                          $__________*

No. R-                                                      CUSIP No. [        ]

          [Unless this Senior Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                           FIRST DEPOSIT MASTER TRUST

                     FLOATING RATE ASSET BACKED CERTIFICATE

                                  Series 1996-1

                  Each $1,000 minimum denomination represents a
              1/750,500 undivided interest in certain assets of the

                           FIRST DEPOSIT MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                           FIRST DEPOSIT NATIONAL BANK

                                       and

_____________________
     *Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             PROVIDIAN NATIONAL BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

               (Not an interest in or obligation of First Deposit
                     National Bank, Providian National Bank,
                any Additional Sellers or any affiliate thereof)

This certifies that         (the "Senior Certificateholder") is the registered
owner of (i) a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, other than by any amendment or supplement relating to a specific Series, the "Agreement"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), among First Deposit National Bank, a national banking association, as Seller and Servicer, Providian National Bank, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee") and (ii) a fractional undivided interest in investments and moneys held in an account established for the benefit of the Senior Certificateholder and the Collateral Interest Holder (the "Prefunding Account"). During the Funding Period, except under certain circumstances described in the Series Supplement, the Senior Certificates will evidence an increasing interest in Principal Receivables, up to a maximum amount of $750,500,000, and a decreasing interest in investments and moneys held in the Prefunding Account, to a minimum of zero. The Trust will also issue the Collateral Interest, an uncertificated undivided interest in certain assets of the Trust and investments and moneys held in the Prefunding Account, which will be subordinated to the Senior Certificates as described in the Series Supplement and will be issued in the initial amount of $199,500,000. The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts and other revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of certain Series Enhancements, (vi) if applicable, payments, if any, received under any interest rate swap or cap agreement assigned to the Trust for the benefit of the Series 1996-1 Certificateholders and (vii) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Senior Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Senior Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Senior Certificateholder by virtue of the acceptance hereof assents and is bound. It is the intent of the Sellers and the Series 1996-1 Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Series 1996-1 Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Senior Certificateholder, by the acceptance of this Senior Certificate, agrees to threat this Senior Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

          In general, payments of principal with respect to the Senior Certificates are limited to the Senior Invested Amount, which may be less than the unpaid principal balance of the Senior Certificates. The final principal payment with respect to the Senior Certificates is scheduled to be made on the June 2003 Distribution Date, but the final principal payment with respect to the Senior Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Accumulation Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Senior Certificates will occur later than the June 2003 Distribution Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Senior Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


          IN WITNESS WHEREOF, the Sellers have caused this Senior Certificate to be duly executed.


                              FIRST DEPOSIT NATIONAL BANK,

                              By
                                 --------------------------
                                 Name:
                                 Title:


                              PROVIDIAN NATIONAL BANK,

                              By
                                 --------------------------
                                 Name:
                                 Title:


Dated:         , 199

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Senior Certificates described in the within-mentioned Agreement and Series Supplement.


BANKERS TRUST COMPANY,
as Trustee,

By:
    -------------------
    Authorized Officer

or

By:

     as Authenticating Agent
     for the Trustee,

By:
    -------------------
    Authorized Officer

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                           FIRST DEPOSIT MASTER TRUST

                     FLOATING RATE ASSET BACKED CERTIFICATE

                                  Series 1996-1

                         Summary of Terms and Conditions
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

          This Senior Certificate is one of a Series of Certificates entitled First Deposit Master Trust, Asset Backed Certificates, Series 1996-1 (the "Series 1996-1 Certificates"), and one of a Class thereof entitled Floating Rate Asset Backed Certificates, Series 1996-1 (the "Senior Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust and a fractional undivided interest in investments and moneys held in the Prefunding Account. The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Senior Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Senior Invested Amount at such time. The Senior Initial Amount is $750,500,000. In addition to the Senior Certificates, the Class of Series 1996-1 Certificates entitled First Deposit Master Trust, Collateral Interest, Series 1996-1 and other Series of Investor Certificates previously issued by the Trust, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

          Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the

Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Senior Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Senior Certificateholder's pro rata share of such amounts on deposit in the Collection Account and the Principal Funding Account as are payable to the Senior Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Senior Certificate will be made by the Paying Agent by check mailed to the address of the Senior Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Senior Certificate or the making of any notation thereon (except for the final distribution in respect of this Senior Certificate) except that with respect to Senior Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Senior Certificate will be made only upon presentation and surrender of this Senior Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Senior Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Sellers have the option to repurchase the Series 1996-1 Certificateholders' Interest in the Trust. The repurchase price of the Senior Certificates will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day; excluding, in each case, any portion of the Reassignment

Amount consisting of amounts payable to the Collateral Interest Holder. Following the deposit of such repurchase price in the Collection Account, Series 1996-1 Certificateholders will not have any interest in the Receivables and the Series 1996-1 Certificates will represent only the right to receive such repurchase price.

          This Senior Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Series 1996-1 Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor

Certificateholder (provided that any amendment to the terms of a Pay Out Event shall not be deemed to be within the scope of this clause (i)), (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or
(iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          The Senior Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Senior Certificate shall be registered in the Certificate Register upon surrender of this Senior Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Senior Certificateholder or such Senior Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Senior Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Senior Certificates are exchangeable for new Senior Certificates evidencing like aggregate fractional undivided interests as requested by the Senior Certificateholder surrendering such Senior Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Senior Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS SENIOR CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _____________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________________
_____________________________________________________________________________
                       (name and address of assignee)

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney-in-fact, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                             _______________________*

                                   Signature Guaranteed:


                                   _______________________


____________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                    EXHIBIT B



                        MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE
                  _____________________________________________

                           FIRST DEPOSIT MASTER TRUST
                                  SERIES 1996-1
                  _____________________________________________


     The undersigned, a duly authorized representative of First Deposit National Bank ("FDNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), among FDNB, Providian National Bank ("PNB"), and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Series 1996-1 Supplement dated as of June 1, 1996, among FDNB, PNB and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to
Section 4.03(a) of the Agreement and Sections 4.05(a), 4.09 and 4.10 of the Series Supplement.

2.   First Deposit is the Servicer.

3.   The undersigned is a Servicing Officer.

I. INSTRUCTIONS TO MAKE A WITHDRAWAL ON THE DISTRIBUTION DATE FROM THE COLLECTION ACCOUNT FROM AVAILABLE FINANCE CHARGE COLLECTIONS.

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(a) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Finance Charge Collections on deposit in the Collection Account on _____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(a) of the Series Supplement:

     A)   SENIOR MONTHLY INTEREST (SECTION 4.05(a)(i) OF THE SERIES SUPPLEMENT)

          (1)  Senior Monthly Interest due on the Distribution Date. . . . . . $

          (2)  Senior Monthly Interest previously due but unpaid on a prior
               Distribution Date . . . . . . . . . . . . . . . . . . . . . . . $

          (3)  Senior Additional Interest due on the Distribution Date or
               Senior Additional Interest previously due but unpaid on a
               prior Distribution Date . . . . . . . . . . . . . . . . . . . . $

                ------------------------------------------------

                   Series 1996-1 Monthly Payment Instructions
                        _______________ Distribution Date

                ------------------------------------------------

     B)   SERVICING FEE (SECTION 4.05(a)(ii) OF THE SERIES SUPPLEMENT)

          (1)  Monthly Servicing Fee due on the Distribution Date with respect to the Series 1996-1 Certificates (unless such
               amount has been netted against deposits to the Collection
               Account pursuant to Section 4.03 of the Agreement). . . . . . . $

          (2) Monthly Servicing Fee previously due but unpaid on a prior Distribution Date with respect to the Series 1996-1
               Certificates (unless such amount has been netted against
               deposits to the Collection Account pursuant to Section 4.03 of the Agreement) . . . . . . . . . . . . . . . . . . . . . . . $

     C)   SENIOR DEFAULTED AMOUNT (SECTION 4.05(a)(iii) OF THE SERIES
          SUPPLEMENT)

          (1)  Senior Defaulted Amount for the Distribution Date (unless such amount has been netted against deposits to the
               Collection Account pursuant to Section 4.03 of the
               Agreement). . . . . . . . . . . . . . . . . . . . . . . . . . . $

     D) REIMBURSEMENT OF SENIOR CHARGE-OFFS (SECTION 4.05(a)(iv) OF THE SERIES SUPPLEMENT)

          (1)  Unreimbursed Senior Charge-Offs . . . . . . . . . . . . . . . . $

     E)   COLLATERAL MONTHLY INTEREST (SECTION 4.05(a)(v) OF THE SERIES
          SUPPLEMENT)

          (1)  Collateral Monthly Interest due on the Distribution Date. . . . $

          (2)  Collateral Monthly Interest previously due but unpaid on a prior Distribution Date . . . . . . . . . . . . . . . . . . . . $

     F)   COLLATERAL DEFAULTED AMOUNT (SECTION 4.05(a)(vi) OF THE SERIES
          SUPPLEMENT)

          (1)  Collateral Defaulted Amount for the Distribution Date
               (unless such amount has been netted against deposits to the Collection Account pursuant to Section 4.03 of the
               Agreement). . . . . . . . . . . . . . . . . . . . . . . . . . . $

     G) REQUIRED RESERVE ACCOUNT AMOUNT, IF APPLICABLE (SECTION 4.05(a)(vii) OF THE SERIES SUPPLEMENT)

          (1)  On and after the Reserve Account Funding Date, if any, the amount by which the Required Reserve Account Amount exceeds the Available Reserve Account Amount. . . . . . . . . . . . . . $

                ------------------------------------------------

                   Series 1996-1 Monthly Payment Instructions
                        _______________ Distribution Date

                ------------------------------------------------

     H) COLLATERAL INVESTED AMOUNT REIMBURSEMENTS (SECTION 4.05 (a)(viii) OF THE SERIES SUPPLEMENT)

          (1)  Unreimbursed reductions in the Collateral Invested Amount on prior Distribution Dates. . . . . . . . . . . . . . . . . . . . $

     I) OTHER COLLATERAL INTEREST HOLDER PAYMENTS (SECTION 4.05(a)(ix) OF THE SERIES SUPPLEMENT)

          (1)  Other amounts due the Collateral Interest Holder pursuant to the Collateral Agreement. . . . . . . . . . . . . . . . . . . . $

     J)   ADDITIONAL FINANCE CHARGES (SECTION 4.05(a)(x) OF THE SERIES
          SUPPLEMENT)

          (1)  Additional Finance Charges allocated to other Series. . . . . . $

          (2)  Additional Finance Charges payable to the Sellers . . . . . . . $

II. INSTRUCTIONS TO MAKE A WITHDRAWAL FROM THE COLLECTION ACCOUNT FROM REALLOCATED PRINCIPAL COLLECTIONS

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(b) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Reallocated Principal Collections on deposit in the Collection Account on _____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(b) of the Series Supplement.

     A) REALLOCATED PRINCIPAL COLLECTIONS (SECTION 4.05(b) OF THE SERIES SUPPLEMENT)

          (1)  Amount of Reallocated Principal Collections used to fund any deficiency in items I(A), I(B) and I(C) on such
               Distribution Date. . . . . . . . . . . . . . . . . . . . . . . $

III. INSTRUCTIONS TO MAKE A WITHDRAWAL FROM THE COLLECTION ACCOUNT FROM AVAILABLE PRINCIPAL COLLECTIONS DURING THE REVOLVING PERIOD.

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(c) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Principal Collections on deposit in the Collection Account on _____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(c) of the Series Supplement:

                ------------------------------------------------

                   Series 1996-1 Monthly Payment Instructions
                        _______________ Distribution Date

                ------------------------------------------------

     A) COLLATERAL MONTHLY PRINCIPAL DURING THE REVOLVING PERIOD (SECTION 4.05(c)(i) OF THE SERIES SUPPLEMENT)

          (1)  Collateral Monthly Principal, if any, on the
               Distribution Date . . . . . . . . . . . . . . . . . . . . . . . $

     B) SHARED PRINCIPAL COLLECTIONS DURING THE REVOLVING PERIOD (SECTION 4.05(c)(ii) OF THE SERIES SUPPLEMENT)

          (1)  Shared Principal Collections allocated to other Series  . . . . $

          (2)  Shared Principal Collections to be deposited in the Special
               Funding Account . . . . . . . . . . . . . . . . . . . . . . . . $

          (3)  Shared Principal Collections payable to the Sellers . . . . . . $

IV. INSTRUCTIONS TO MAKE A WITHDRAWAL ON THE DISTRIBUTION DATE FROM THE COLLECTION ACCOUNT FROM AVAILABLE PRINCIPAL COLLECTIONS DURING THE ACCUMULATION PERIOD OR EARLY AMORTIZATION PERIOD.

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(d) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Principal Collections on deposit in the Collection Account on _____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(d) of the Series Supplement:

     A)   SENIOR MONTHLY PRINCIPAL (SECTION 4.05(d)(i) OF THE SERIES SUPPLEMENT)

          (1)  Senior Monthly Principal to be deposited in the Principal
               Funding Account on the Distribution Date. . . . . . . . . . . . $

     B) COLLATERAL MONTHLY PRINCIPAL (SECTION 4.05(d)(ii) OF THE SERIES SUPPLEMENT)

          (1)  Collateral Monthly Principal, if any, for such Distribution
               Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $

     C) SHARED PRINCIPAL COLLECTIONS (SECTION 4.05(d)(iii) OF THE SERIES SUPPLEMENT)

          (1)  Shared Principal Collections allocated to other Series. . . . . $

          (2)  Shared Principal Collections to be deposited in the Special
               Funding Account . . . . . . . . . . . . . . . . . . . . . . . . $

          (3)  Shared Principal Collections payable to the Sellers . . . . . . $

                ------------------------------------------------

                   Series 1996-1 Monthly Payment Instructions
                        _______________ Distribution Date

                ------------------------------------------------

V.   INSTRUCTIONS TO MAKE WITHDRAWALS FROM THE RESERVE ACCOUNT.

          Pursuant to Section 4.09 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Reserve Account pursuant to Section 4.09(d) of the Series Supplement on _____________, which date is a Transfer Date under the Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.09(b), (d) or (e), as applicable, of the Series Supplement:

     A)   PURSUANT TO SECTION 4.09(d) OF THE SERIES SUPPLEMENT

          (1)  Reserve Draw Amount (to be deposited in the Collection
               Account on the Transfer Date) . . . . . . . . . . . . . . . . . $

     B)   PURSUANT TO SECTIONS 4.09(b) AND (e) OF THE SERIES SUPPLEMENT

          (1)  Reserve Account Surplus and investment earnings on the
               Reserve Account (to the extent the Available Reserve Account Amount is greater than the Required Reserve Account Amount), after giving effect to all deposits to and withdrawals from the Reserve Account required to be made with respect to the Distribution Date (to be distributed to the Collateral
               Interest Holder on the Transfer Date for application in accordance with the Collateral Agreement to the extent such amounts are required thereunder)  . . . . . . . . . . . . . . . $

VI.  INSTRUCTIONS TO MAKE WITHDRAWALS FROM THE PREFUNDING ACCOUNT

          Pursuant to Section 4.10 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Prefunding Account on _____________, which date is a Distribution Date under the Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.10 of the Series Supplement:

     A)   PURSUANT TO SECTION 4.10(b) OF THE SERIES SUPPLEMENT

          (1) Prefunding Investment Proceeds on deposit in the Prefunding Account (to be deposited in the Collection Account and treated as Available Finance Charge Collections). . . . . . . . $

     B)   PURSUANT TO SECTION 4.10(e) OF THE SERIES SUPPLEMENT

          (1) The amount of the Prefunding Account Balance on the first Distribution Date following the end of the Funding Period, to be paid to the Senior Certificateholders and the Collateral Interest

                ------------------------------------------------

                   Series 1996-1 Monthly Payment Instructions
                        _______________ Distribution Date

                ------------------------------------------------

               Holder pro rata based on the Senior Percentage and the
               Collateral Percentage . . . . . . . . . . . . . . . . . . . . . $

VII. INSTRUCTIONS TO MAKE WITHDRAWALS FROM THE PRINCIPAL FUNDING ACCOUNT

          Pursuant to Section 4.03(b) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Principal Funding Account pursuant to Section 4.03(b) of the Series Supplement on _____________, which date is a Distribution Date under the Agreement, and (ii) to deposit the proceeds of such withdrawal in the Collection Account in accordance with Section 4.03(b) of the Series
     Supplement:

     A)   PURSUANT TO SECTION 4.03(b) OF THE SERIES SUPPLEMENT

          (1)  Principal Funding Investment Proceeds on deposit in the
               Principal Funding Account (to be deposited  in  the
               Collection  Account and treated as Available Finance Charge
               Collections). . . . . . . . . . . . . . . . . . . . . . . . . . $

VIII.     ACCRUED AND UNPAID AMOUNTS.

          After giving effect to the withdrawals, deposits and distributions to be made in accordance with this Certificate, the following amounts will be accrued and unpaid on the _____________ Distribution Date with respect to the Series 1996-1 Certificates:

     A)   MONTHLY INTEREST

          (1)  The aggregate amount of all due but unpaid Senior Monthly
               Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . $

          (2)  The aggregate amount of all due but unpaid Collateral Monthly
               Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . $

          B)   MONTHLY SERVICING FEE

          (1)  The aggregate amount of all due but unpaid Monthly Servicing
               Fees with respect to the Series 1996-1 Certificates . . . . . . $

          C)   DEFAULTED AMOUNTS

               (1)  The aggregate amount of all unreimbursed Senior
                    Charge-Offs. . . . . . . . . . . . . . . . . . . . . . . . $

               (2)  The aggregate amount of all unreimbursed reductions in the Collateral Invested Amount . . . . . . . . . . . . . . $

                ------------------------------------------------

                   Series 1996-1 Monthly Payment Instructions
                        _______________ Distribution Date

                ------------------------------------------------

IX.  AMOUNTS TO BE APPLIED IN ACCORDANCE WITH THE COLLATERAL AGREEMENT.

                    INTENTIONALLY OMITTED.


     IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________.


                              FIRST DEPOSIT NATIONAL BANK,
                              Servicer


                              By: _________________________________
                              Name:  David J. Petrini
                              Title: Senior Vice President
                                     and Senior Financial Officer

                                    EXHIBIT C


                                MONTHLY STATEMENT
                  _____________________________________________

                           FIRST DEPOSIT MASTER TRUST
                                  SERIES 1996-1
                  _____________________________________________


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), among First Deposit National Bank ("FDNB"), Seller and Servicer, Providian National Bank, Seller, and Bankers Trust Company, Trustee, FDNB as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the First Deposit Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occurring on _____________, and with respect to the performance of the Trust during the month of ___ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Senior Certificateholders per $1,000 original certificate principal amount . . . . . . . . . . $

     (2) The amount set forth in A(1) above distributed to Senior Certificateholders with respect to interest per $1,000 original certificate principal amount. . . . . . . . . . . . . . . . $

     (3) The amount set forth in A(1) above distributed to Senior Certificateholders with respect to principal per $1,000 original certificate principal amount. . . . . . . . . . . . . . . . $

B)   Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the Series 1996-1
          Certificates

          (a)  The aggregate amount of Finance Charge Receivables
               collected during the Monthly Period immediately
               preceding the Distribution Date . . . . . . . . . . . . . . . . $

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

          (b)  The aggregate amount of Interchange collected and
               allocated to the Trust for the Monthly Period
               immediately preceding the Distribution Date . . . . . . . . . . $

          (c)  The aggregate amount of Principal Receivables
               collected during the Monthly Period immediately
               preceding the Distribution Date . . . . . . . . . . . . . . . . $

          (d)  The Floating Allocation Percentage with respect to
               the Series 1996-1 Certificates for the Monthly
               Period immediately preceding the Distribution
               Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . %

          (e)  The Principal Allocation Percentage with respect
               to the Series 1996-1 Certificates for the Monthly
               Period immediately preceding the Distribution
               Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . %

          (f)  The Finance Charge Receivables and Interchange
               collected and allocated to the Series 1996-1
               Certificates for the Monthly Period immediately
               preceding the Distribution Date . . . . . . . . . . . . . . . . $

          (g)  The Principal Receivables collected and allocated
               to the Series 1996-1 Certificates for the Monthly
               Period immediately preceding the Distribution
               Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $

     (2) Available Finance Charge Collections and Reallocated Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

          (a)  The Finance Charge Receivables and Interchange collected and allocated to the Series 1996-1 Certificates . . . . . . . . . . $

          (b)  Collection Account and Special Funding Account investment earnings allocated to the Series 1996-1 Certificates. . . . . . $

          (c)  Principal Funding Account Investment Proceeds . . . . . . . . . $

          (d)  Prefunding Account Investment Proceeds. . . . . . . . . . . . . $

          (e)  Reserve Account withdrawals, if applicable. . . . . . . . . . . $

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

          (f)  Additional Finance Charges from other Series
               allocated to the Series 1996-1 Certificates . . . . . . . . . . $

          (g)  Payments, if any, on deposit as of the
               Determination Date received from any Interest Rate
               Protection Agreements . . . . . . . . . . . . . . . . . . . . . $

          (h)  Reallocated Principal Collections . . . . . . . . . . . . . . . $

          (i)  Total Available Finance Charge Collections and
               Reallocated Principal Collections for Series 1996-
               1 (total of (a), (b), (c), (d), (e), (f), (g) and
               (h) above). . . . . . . . . . . . . . . . . . . . . . . . . . . $

     (3) Available Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and allocated
               to the Series 1996-1 Certificates . . . . . . . . . . . . . . . $

          (b)  Shared Principal Collections from other Series
               allocated to the Series 1996-1 Certificates . . . . . . . . . . $

          (c)  Additional amounts to be treated as Available
               Principal Collections pursuant to the Series
               Supplement. . . . . . . . . . . . . . . . . . . . . . . . . . . $

          (d)  Reallocated Principal Collections . . . . . . . . . . . . . . . $

          (e)  Available Principal Collections for Series 1996-1
               (total of (a), (b) and (c) minus (d) above) . . . . . . . . . . $

     (4)  Delinquent Balances in the Trust

          The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

          (a)  31-60 days                                                      $
          (b)  61-90 days                                                      $
          (c)  91 or more days                                                 $
          (d)  Total Delinquencies                                             $

     (5)  Defaulted Amount

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

          (a)  The aggregate amount of Defaulted Receivables with
               respect to the Trust for the Monthly Period
               immediately preceding the Distribution Date . . . . . . . . . . $

          (b)  The aggregate Amount of Recoveries of Defaulted
               Receivables processed during the Monthly Period
               immediately preceding the Distribution Date . . . . . . . . . . $

          (c)  The Defaulted Amount for the Monthly Period
               immediately preceding the Distribution Date
               [Defaulted Receivables minus Recoveries]. . . . . . . . . . . . $

          (d)  The Defaulted Amount for the Monthly Period
               immediately preceding the Distribution Date
               allocable to the Series 1996-1 Certificates (the
               "Series 1996-1 Defaulted Amount") . . . . . . . . . . . . . . . $

          (e)  The Senior Defaulted Amount [Series 1996-1 Defaulted
               Amount multiplied by the Senior Percentage] . . . . . . . . . . $

     (6)  Senior Charge-Offs

          (a)  The excess, if any, of the Senior Defaulted Amount
               over the sum of (i) Available Finance Charge
               Collections applied to such Senior Defaulted
               Amount, (ii) Reallocated Principal Collections and
               (iii) the amount by which the Collateral Invested
               Amount has been reduced in respect of such Senior
               Defaulted Amount (a "Senior Charge-Off")  . . . . . . . . . . . $

          (b)  The amount of the Senior Charge-Off set forth in
               item 6(a) above, per $1,000 original certificate
               principal amount (which will have the effect of
               reducing, pro rata, the amount of each Senior
               Certificateholder's investment) . . . . . . . . . . . . . . . . $

          (c)  The total amount reimbursed on the Distribution
               Date in respect of  Senior Charge-Offs for prior
               Distribution  Dates . . . . . . . . . . . . . . . . . . . . . . $

          (d)  The amount set forth in item 6(c) above per $1,000
               original certificate principal amount (which will
               have the effect of increasing, pro rata, the
               amount of each Senior Certificateholder's
               investment) . . . . . . . . . . . . . . . . . . . . . . . . . . $

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

          e)   The amount, if any, by which the outstanding
               principal balance of the Senior Certificates
               exceeds the Senior Invested Amount and the Senior
               Initial Percentage of the Prefunding Account
               Balance, if any, as of the Distribution Date,
               after giving effect to all deposits, withdrawals
               and distributions on such Distribution Date . . . . . . . . . . $

     (7)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral Defaulted
               Amount over Available Finance Charge Collections
               applied to such Collateral Defaulted Amount . . . . . . . . . . $

          (b)  The amount by which the Collateral Invested Amount
               has been reduced on the Distribution Date in
               respect of Reallocated Principal Collections. . . . . . . . . . $

          (c)  The amount by which the Collateral Invested Amount
               has been reduced on the Distribution Date in
               respect of the unpaid Required Amount . . . . . . . . . . . . . $

          (d)  The total amount by which the Collateral Invested
               Amount has been reduced on the Distribution Date
               as set forth in items 7(a), (b) and (c) . . . . . . . . . . . . $

          (e)  The total amount reimbursed on the Distribution
               Date in respect of reductions in the Collateral
               Invested Amount on prior Distribution Dates . . . . . . . . . . $

          (f)  The amount, if any, by which the outstanding
               principal balance of the Collateral Interest
               exceeds the Collateral Invested Amount and the
               Collateral Percentage of the Prefunding Account
               Balance, if any, as of the Distribution Date,
               after giving effect to all deposits, withdrawals
               and distributions on the Distribution Date. . . . . . . . . . . $

     (8)  Investor Monthly Servicing Fee

          The amount of the Series 1996-1 Monthly Servicing Fee
          payable to the Servicer on the Distribution Date . . . . . . . . . . $

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

     (9)  Prefunding Account

          (a)  The Prefunding Account Balance on the Distribution
               Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $

          (b)  The Senior Percentage of the Prefunding Account Balance
               on the Distribution Date. . . . . . . . . . . . . . . . . . . . $

          (c)  The Collateral Percentage of the Prefunding
               Account Balance on the Distribution Date. . . . . . . . . . . . $

     (10) Senior Monthly Interest

          (a)  Senior Monthly Interest payable on the
               Distribution Date . . . . . . . . . . . . . . . . . . . . . . . $

     (11) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal Funding
               Account on the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date . . . . . . . . . . . . $

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May, 2001. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (12) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the
          Distribution Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution Date. . . . . . . $

     (13) Reserve Account (if applicable)

          (a)  The amount on deposit in the Reserve Account, if
               funded, on the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date and the
               related Transfer Date . . . . . . . . . . . . . . . . . . . . N/A

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

          (b)  The Required Reserve Account Amount, if any,
               selected by the Servicer. . . . . . . . . . . . . . . . . . . N/A

C)   Senior Invested Amount

     (1)  The Senior Invested Amount and the Senior Percentage of the
          Prefunding Account Balance on the date of issuance (the
          "Senior Initial Amount") . . . . . . . . . . . . . . . $750,500,000.00

     (2)  The Senior Invested Amount and the Senior Percentage of the
          Prefunding Account Balance, if any, on the Distribution
          Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date. . . . . . . . . . . . . . . $

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Senior Invested Amount and the Senior
          Percentage of the Prefunding Account Balance, if any, as of
          such Distribution Date, after giving effect to any
          adjustment in the Senior Invested Amount on such
          Distribution Date, to the Senior Initial Amount). The amount of a Senior Certificateholder's pro rate share of the Senior
          Invested Amount and the Prefunding Account Balance, if any,
          can be determined by multiplying the original denomination of the Senior Certificateholder's Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

D)   Collateral Invested Amount

     (1)  The Collateral Invested Amount and the Collateral Percentage
          of the Prefunding Account Balance on the date of issuance
          . . . . . . . . . . . . . . . . . . . . . . . . . . . .$199,500,000.00

     (2)  The Collateral Invested Amount and the Collateral Percentage
          of the Prefunding Account Balance, if any, on the
          Distribution Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution Date. . . . . . . $

     (3)  The Collateral Invested Amount as a percentage of the sum of the Collateral Invested Amount and the Senior Invested
          Amount on such Distribution Date . . . . . . . . . . . . . . . . . . %

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

E)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period . . . . . . . . . . . . . . . . . . . . . . $

     (2)  The aggregate amount of Finance Charge Receivables in the
          Trust at the close of business on the last day of the
          immediately preceding Monthly Period . . . . . . . . . . . . . . . . $

F)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge Collections for
          the Series 1996-1 Certificates for the preceding Monthly
          Period (excluding payments received from Interest Rate
          Protection Agreements) divided by the Invested Amount of the
          Series 1996-1 Certificates and the Prefunding Account
          balance, if any, as of the last day of the next preceding
          Monthly Period, multiplied by 12). . . . . . . . . . . . . . . . . ..%

     (2)  The Net Loss Rate (the Series 1996-1 Defaulted Amount for
          the preceding Monthly Period divided by the Invested Amount of the Series 1996-1 Certificates and the Prefunding Account
          balance, if any, as of the last day of the next preceding
          Monthly Period, multiplied by 12). . . . . . . . . . . . . . . . . . %

     (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1996-1 Certificates for the preceding Monthly
          Period). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..%

     (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee
          (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
          Distribution Date, divided by the Invested Amount of the
          Series 1996-1 Certificates and the Prefunding Account
          Balance, if any, as of the last day of the next preceding
          Monthly Period, multiplied  by 12) . . . . . . . . . . . . . . . . . %

     (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1996-1 Certificates for the preceding Monthly
          Period). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . %

     (6)  The Monthly Payment Rate (Collections of Principal
          Receivables and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly
          Period divided by the amount of Receivables in the Trust as of the last day of the next preceding Monthly Period). . . . . . . . %

                 ----------------------------------------------
                         Series 1996-1 Monthly Statement
                        ______________ Distribution Date
                    -----------------------------------------

G)   Series 1996-1 Information for the Last Three Distribution Dates

          1)   Gross Yield

               a) __/__/__                             %
               b) __/__/__                             %
               c) __/__/__                             %

          2)   Net Loss Rate

               a) __/__/__                             %
               b) __/__/__                             %
               c) __/__/__                             %

          3)   Net Spread (Portfolio Yield Minus Base Rate)

               a) __/__/__                             %
               b) __/__/__                             %
               c) __/__/__                             %

          Three Month Average                          %

          4)   Monthly Payment Rate

               a) __/__/__                             %
               b) __/__/__                             %
               c) __/__/__                             %


                                        FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                        By: _________________________________
                                        Name:  David J. Petrini
                                        Title: Senior Vice President
                                               and Senior Financial Officer

                                                EXHIBIT D


                         MONTHLY SERVICER'S CERTIFICATE
                  _____________________________________________

                           FIRST DEPOSIT MASTER TRUST
                                  SERIES 1996-1
                  _____________________________________________


     The undersigned, a duly authorized representative of First Deposit National Bank ("FDNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the "Series Supplement"), among FDNB, as Seller and Servicer, Providian National Bank, as Seller, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

2.   FDNB is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring on
     _____________.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.[or, if there has been a default in the performance of any such obligation, set forth in detail (i) the nature of such default, (ii) the action taken by the Sellers and the Servicer, if any, to remedy such default and (iii) the current status of each such default].

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement [or, if there is a Lien, such Lien consist of _______________].


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____day of __________.

                              FIRST DEPOSIT NATIONAL BANK,
                              Servicer


                              By: _________________________________
                              Name:   David J. Petrini
                              Title:  Senior Vice President
                                      and Senior Financial Officer

                                                                      SCHEDULE 1



                               DESIGNATED DEALERS



CS First Boston Corporation
Chase Securities, Inc.
Lehman Brothers Inc.
Citicorp Securities, Inc.
SBCI Swiss Bank Corporation Investment Banking Inc.
UBS Securities Inc.
Bear, Stearns & Co. Inc.
Salomon Brothers Inc
Daiwa Securities America Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.
Credit Lyonnais Securities (USA) Inc.
Morgan Stanley & Co. Incorporated
NationsBank Capital Markets, Inc.
Prudential Securities Incorporated
Goldman, Sachs & Co.